UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               September 26, 2008
                        (Date of earliest event reported)



                        THE AMERICAN ENERGY GROUP, LTD.
                        -------------------------------
        (Exact name of small Business Issuer as specified in its charter)


               NEVADA                                  87-0448843
               ------                                  ----------
   (State or other jurisdiction of          (IRS Employer Identification No.)
   incorporation or organization)
                                                                  1311
                                                                  ----
                                                    (Primary Standard Industrial
                                                          Classification Code)
               120 Post Road West, Suite 202
                  Westport, Connecticut                           06880
                  ----------------------                          -----
         (Address of principle executive offices)              (Zip Code)



                                 (203) 222-7315
                                 --------------
                 Issuer's telephone number, including area code

ITEM 4.01         CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On September 26, 2008, the Company engaged the auditing firm of Bouwhuis, Morrill & Company as its auditors for the fiscal year ended June 30, 2008. Douglas W. Morrill, CPA, of the firm shall serve as the audit partner with primary responsibility. The Company made the appointment after five (5) successive years of service by its prior auditing firm, Chisholm, Bierwolf & Nilson, in order to comply with the auditor rotation requirements of the Sarbanes-Oxley Act. Section 203 of the Act requires rotation from the lead or coordinating audit partner having primary responsibility for the audit or review of the audit if such partner has performed services for the particular issuer in each of the five (5) prior fiscal years. The Company's prior audit firm and responsible partner fell within the obligatory rotation provisions of Sarbanes-Oxley necessitating a new auditor engagement.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE AMERICAN ENERGY GROUP, LTD.
Date:  September 30, 2008

                                    By: /s/ Pierce Onthank
                                    --------------------------------------------
                                    Pierce Onthank
                                    Chief Executive Officer and President